Loans and Interest Receivable, Net	12 Months Ended
Dec. 31, 2013
Accounts, Notes, Loans and Financing Receivable, Classified [Abstract]
Financing Receivables
Loans and Interest Receivable, Net
Loans and interest receivable represent purchased consumer receivables arising from loans made by a partner chartered financial institution to individual consumers in the U.S. to purchase goods and services through our Bill Me Later merchant network. Although a chartered financial institution continues to own each respective customer account, we own the related consumer receivable and Bill Me Later is responsible for all servicing functions related to the customer accounts. Effective August 29, 2013, ownership of most of the existing customer accounts was transitioned to a new chartered financial institution. As part of the arrangement with the new chartered financial institution, we sell the chartered financial institution a participation interest in the entire pool of consumer receivables outstanding under the customer accounts. During 2013 and 2012, we purchased approximately $4.1 billion and $3.2 billion, respectively, in consumer receivables. As of December 31, 2013, the total outstanding balance of this pool of consumer receivables is $2.9 billion, of which we sold a participation interest to the new chartered financial institution of $65 million, or 2.25%.  The chartered financial institution has no recourse related to its participation interest for failure of debtors to pay when due. The participation interest held by the chartered financial institution has the same priority to the interests held by us and is subject to the same credit, prepayment, and interest rate risk associated with this pool of consumer receivables.

Loans and interest receivable are reported at their outstanding principal balances, net of participation interest sold and pro-rata allowances, including unamortized deferred origination costs and estimated collectible interest and fees. We use a consumer's FICO score, among other measures, in evaluating the credit quality of our consumer receivables. A FICO score is a type of credit score that lenders use to assess an applicant's credit risk and whether to extend credit. Individual FICO scores generally are obtained each quarter the consumer has an outstanding consumer receivable owned by Bill Me Later. The weighted average consumer FICO score related to the pool of consumer receivables and interest receivable balance outstanding as of December 31, 2013 was 688 compared to 689 as of December 31, 2012. As of December 31, 2013 and 2012, approximately 54.7% and 55.8%, respectively, of the pool of consumer receivables and interest receivable balance was due from consumers with FICO scores greater than 680, which is generally considered "prime" by the consumer credit industry. As of December 31, 2013 and December 31, 2012, 9.1% and 9.4%, respectively, of the pool of consumer receivables and interest receivable balance was due from customers with FICO scores below 599. As of December 31, 2013 and 2012, approximately 90%, of our consumer receivables and interest receivable portfolio was current for both periods.
The following table summarizes the activity in the allowance for loans and interest receivable for the years ended December 31, 2013 and 2012:

(In millions)
Balance as of January 1, 2012	$59
Charge-offs	(137)
Recoveries	9
Provision	170
Balance as of January 1, 2013	101
Charge-offs	(232)
Recoveries	14
Provision	263
Balance as of December 31, 2013	$146